Trade and Other Receivables - Summary of Loss Allowance and Impairment Losses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Trade and Other Receivables [Line Items]
Beginning balance	$ (341)	$ (807)
Decrease / (Increase) in loss allowance for trade receivables	(33)	(232)
Reversals for decrease in loss rate	52	698
Ending balance	(322)	(341)	$ (807)
Net impairment (loss)/gain on financial assets	$ (33)	$ 808	$ (807)